UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2006
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On March 8, 2006, the Compensation Committee of the Board of Directors of TD AMERITRADE Holding Corporation (“TD AMERITRADE”) adopted a form of Performance Restricted Stock Unit Agreement and a form of Restricted Stock Unit Agreement, each of which is intended to serve as a standard form agreement for restricted stock unit grants issued to employees under the Ameritrade 1996 Long-Term Incentive Plan (the “1996 Plan”). The 1996 Plan, as amended and restated, was approved by the stockholders of TD AMERITRADE on March 9, 2006. A description of the material features of the 1996 Plan, as amended and restated, was included in the Definitive Proxy Statement of TD AMERITRADE filed on January 30, 2006 (the “Proxy Statement”). A copy of the 1996 Plan was included as Appendix B to the Proxy Statement. TD AMERITRADE may in the future grant equity awards to its employees substantially in accordance with the terms of the form of Performance Restricted Stock Unit Agreement and the form of Restricted Stock Unit Agreement, the material terms of which are briefly described below.
General Terms. The terms of the Performance Restricted Stock Unit Agreement and Restricted Stock Unit Agreement provide for the grant of a number of restricted stock units that will be paid out in shares of TD AMERITRADE common stock once the applicable performance and/or vesting criteria have been met. TD AMERITRADE will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless TD AMERITRADE requires or otherwise permits the recipient to make alternate arrangements satisfactory to TD AMERITRADE.
Vesting. In the event of the recipient’s death, disability (as defined in the 1996 Plan) or retirement (as defined in the agreements) while he or she is an employee, unvested shares will generally become vested in an amount determined by the agreement on the applicable date. Generally, restricted stock units that have not vested by the time of a recipient’s termination of service with TD AMERITRADE will be forfeited. However, the agreements provide that in the event that TD AMERITRADE terminates the employment of the recipient within twenty-four months following a change in control (as defined in the 1996 Plan) for any reason other than cause (as defined in the agreements), then all unvested restricted stock units (determined in accordance with the terms and conditions of agreements) will fully vest. In addition, the forms of agreement contain non-compete and non-solicitation provisions.
Stockholder Rights. A restricted stock unit recipient generally will not have any of the rights of a TD AMERITRADE stockholder, including voting rights and the right to receive dividends and distributions, until after shares of TD AMERITRADE common stock are issued in respect of the restricted stock unit in accordance with applicable performance and/or vesting criteria.
The description of the form of Performance Restricted Stock Unit Agreement, form of Restricted Stock Unit Agreement and 1996 Plan, as amended and restated, set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Performance Restricted Stock Unit Agreement, Restricted Stock Unit Agreement and 1996 Plan attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Form of Performance Restricted Stock Unit Agreement

10.2	Form of Restricted Stock Unit Agreement

10.3	1996 Plan, as amended and restated (incorporated by reference to Appendix B of the Proxy Statement)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: March 9, 2006	By:	/s/ John R. MacDonald
		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Restricted Stock Unit Agreement
10.2	Form of Restricted Stock Unit Agreement
10.3	1996 Plan, as amended and restated (incorporated by reference to Appendix B of the Proxy Statement)